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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)     July 23, 1998
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


            1-1175                                        31-4156620
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    (Commission File Number)                  (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas               77002
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(Address of Principal Executive Offices)           (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

On July 23, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the second quarter of 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBITS

           99.1 Company Press Release Dated July 23, 1998 Titled "Cooper Industries Reports Second-Quarter Share Earnings of $0.88.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COOPER INDUSTRIES, INC.

                                            (Registrant)



Date:   July 23, 1998                       /s/Diane K. Schumacher
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                                            Diane K. Schumacher
                                            Senior Vice President, General
                                                Counsel and Secretary



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                                  EXHIBIT INDEX


         Exhibit No.
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           99.1           Company Press Release Dated July 23, 1998
                          Titled "Cooper Industries Reports
                          Second-Quarter Share Earnings of $0.88.


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